Exhibit 99.3

Patient Living with FA Matthew B. Klein, MD CEO MOVE - FA Topline Results

Forward - Looking Statements 2 This presentation contains forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 . All statements contained in this presentation, other than statements of historic fact, are forward - looking statements, including statements with respect to the future expectations, plans and prospects for PTC, including with respect to the expected timing of clinical trials and studies, availability of data, regul atory submissions and responses and other matters, future operations, future financial position, future revenues, projected costs; and the objectives of managem ent. Other forward - looking statements may be identified by the words, "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," " target," "potential," "will," "would," "could," "should," "continue," and similar expressions. PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward - looking st atements it makes as a result of a variety of risks and uncertainties, including those related to: the outcome of pricing, coverage and reimbursement n egotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; expectations with re spect to the COVID - 19 pandemic and related response measures and their effects on PTC's business, operations, clinical trials, regulatory submissions and approvals, and PTC's collaborators, contract research organizations, suppliers and manufacturers; significant business effects, including the effe cts of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base an d commercial potential of PTC’s products and product candidates; PTC's scientific approach and general development progress; the sufficiency of PTC's cash re sou rces and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and t he factors discussed in the "Risk Factors" section of PTC's most recent Annual Report on Form 10 - K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commerc ial ization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commer cia lly successful. The forward - looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward - looking statements to reflect actual results or changes in plans, prospects, assumptions, esti mates or projections, or other circumstances occurring after the date of this presentation except as required by law. MOVE - FA Topline Results

MOVE - FA Is a Global Registration - Directed Trial of Vatiquinone in Friedreich Ataxia Patients MOVE - FA Topline Results 3 Primary Endpoint Change in mFARS Score Open - Label Extension Placebo - Controlled Vatiquinone Placebo 72 weeks R 24 weeks Vatiquinone Primary Endpoint Primary Analysis Population: 7 - 21 years old Overall Enrolled Population: included patients over age 21 Other Endpoints FARS - ADL Scale Upright Stability Subscale Modified Fatigue Impact Scale

mFARS Disease Rating Scale Measures Disease Progression Across Four Domains MOVE - FA Topline Results 4 mFARS scores worsen (increase) on average by 2 to 3 points per year in pediatric patients based on natural history studies 1 Bulbar Upright stability Lower limb coordination Upper limb coordination 1 Rummey . Neurology, 2022.

Baseline Patient Characteristics: Primary Analysis & Overall Enrolled Populations 5 Primary Analysis Population Overall Enrolled Population Placebo n (%) Vatiquinone n (%) Total n (%) Placebo n (%) Vatiquinone n (%) Total n (%) Subject Number 62 61 123 73 70 143 Mean Age at Baseline [min,max] 14.3 [8,21] 15.0 [9,21] 14.6 [8,21] 18.2 [8,68] 19.1 (9,68) 18.7 (8,68) Age at Onset <14 >=14 58 (93.5) 4 (6.5) 53 (86.9) 8 (13.1) 111 (90.2) 12 (9.8) 62 (84.9) 11 (15.1) 55 (78.6) 15 (21.4) 117 (81.8) 26 (18.2) mFARS at Baseline [min, max] 43.3 [20, 68] 41.6 [22, 69] 42.5 [20, 69] 43.3 [20, 68] 42.5 [22, 69] 42.9 [20,69] Region – n (%) Asia Pacific European Union North America Latin America 3 (4.8) 19 (30.6) 31 (50) 9 (14.5) 5 (8.2) 16 (26.2) 33 (54.1) 7 (11.5) 8 (6.5) 35 (28.5) 64 (52) 16 (13) 3 (4.1) 19 (26) 42 (57.5) 9 (12.3) 5 (7.1) 16 (22.9) 42 (60) 7 (10) 8 (5.6) 35 (24.5) 84 (58.8) 16 (11.2) MOVE - FA Topline Results

Vatiquinone Treatment Demonstrated Slowing of Disease Progression on mFARS with Nominal Significance in Key Subscales MOVE - FA Topline Results 6 Primary Analysis Population Change from Baseline to Week 72 Overall Enrolled Population Change from Baseline to Week 72 Analysis Placebo Vatiquinone Difference P - value Placebo Vatiquinone Difference P - value mFARS Total * 2.83 1.22 - 1.61 0.14 2.56 0.90 - 1.66 0.098 Bulbar 0.22 0.033 - 0.18 0.044 0.18 0.033 - 0.15 0.069 Upright Stability 2.99 1.73 - 1.26 0.021 2.49 1.38 - 1.11 0.025 Lower Limb 0.40 - 0.11 - 0.51 0.23 0.36 - 0.11 - 0.47 0.23 Upper Limb - 0.51 - 0.18 0.32 0.58 - 0.64 - 0.35 0.29 0.59 *Primary endpoint which did not meet statistical significance

Overall Study Population p = 0.098 p = 0.025 p = 0.082 p = 0.0095 p = 0.13 Vatiquinone Treatment Resulted in Meaningful Slowing of Disease Symptom Progression MOVE - FA Topline Results 7 Primary Analysis Population p = 0.14 p = 0.021 p = 0.14 p = 0.025 p = 0.21

Pre - Specified Completers Sensitivity Analysis MOVE - FA Topline Results 8 As the study was conducted during the COVID - 19 pandemic, a pre - specified sensitivity analysis was included for subjects that completed the study protocol on assigned treatment The total number of subjects completing the study without treatment assignment disruption was 96 in the primary analysis population and 110 in the overall study population Excluded from this analysis were subjects that discontinued due to COVID - related issues, non - compliance, dose disruptions and withdrawal for other reasons

Completer Sensitivity Analysis Population MOVE - FA Topline Results 9 Primary Analysis Population Overall Enrolled Population Placebo n (%) Vatiquinone n (%) Total n (%) Placebo n (%) Vatiquinone n (%) Total n (%) Randomized 48 48 96 56 54 110 Mean Age at Baseline [min,max] 14.2 [8,20] 15.4 [9,21] 14.8 [8,21] 17.6 [8,68] 19.0 (9,68) 18.3 (8,68) Age at Onset <14 >=14 45 (93.8) 3 (6.3) 40 (83.3) 8 (16.7) 85 (88.5) 11 (11.5) 48 (85.7) 8 (14.3) 41 (75.9) 13 (24.1) 89 (80.9) 21 (19.1) Region – n (%) Asia Pacific European Union North America Latin America 3 (6.3) 17 (35.4) 21 (43.8) 7 (14.6) 4 (8.3) 12 (25) 26 (54.2) 6 (12.5) 7 (7.3) 29 (30.2) 47 (49.0) 13 (13.5) 3 (5.4) 17 (30.4) 29 (51.8) 7 (12.5) 4 (7.4) 12 (22.2) 32 (59.3) 6 (11.1) 7 (6.4) 29 (26.4) 61 (55.5) 13 (11.8)

Vatiquinone Treatment Demonstrated Greater Magnitudeof Effect on Disease Progression in Completers Sensitivity Analysis MOVE - FA Topline Results 10 Primary Analysis Population Completers Change from Baseline to Week 72 Overall Enrolled Population Completers Change from Baseline to Week 72 Analysis Placebo Vatiquinone Difference P - value Placebo Vatiquinone Difference P - value mFARS Total 3.08 0.77 - 2.31 0.054 2.72 0.57 - 2.15 0.047 Bulbar 0.17 .0003 - 0.17 0.030 0.19 0.030 - 0.16 0.065 Upright Stability 3.16 1.78 - 1.38 0.026 2.69 1.45 - 1.23 0.029 FARS - ADL 1.35 0.66 - 0.69 0.29 1.30 0.75 - 0.55 0.35 Fatigue Scale (MFIS) 4.14 - 0.59 - 4.73 0.042 3.88 - 1.62 - 5.50 0.014

Vatiquinone Treatment Slowed Disease Progression by 75% in Completers Sensitivity Analysis at Week 72 MOVE - FA Topline Results 11 Change from Baseline in mFARS total score Placebo Vatiquinone -2 -1 0 1 2 3 4 Week 60 Week 24 Week 36 Baseline Week 72 Week 48 Week 12 Treatment Difference 2.31 Points at Week 72 0.77 3.08 Primary Analysis Population Completers

Vatiquinone Demonstrated to Be Well Tolerated MOVE - FA Topline Results 12 MOVE - FA Safety Profile Consistent with Other Vatiquinone Pediatric Studies Similar Adverse Event Profile Between Vatiquinone and Placebo Subjects Most Common Treatment - Related Adverse Events Were GI Symptoms

Overview of Treatment - Emergent Adverse Events in Overall Study Population MOVE - FA Topline Results 13 Category Placebo (N=73) N (%) Vatiquinone (N=73) N (%) Subjects with at least one TEAE 73 (100) 71 (97) Subjects with TEAEs by maximum severity Mild Moderate Severe Life - Threatening/Fatal 31 (42.5) 32 (43.8) 9 (12.3) 1 (1.4) 26 (35.6) 37 (50.7) 7 (9.6) 1 (1.4) Subjects with treatment - related TEAEs Probable Possible 4 (5.5) 28 (38.4) 12 (16.4) 32 (43.8) Subjects with at least one TESAE 8 (11.0) 8 (11.0) Subjects with treatment - related TESAES Probable Possible 0 0 0 1 (1.4) Subjects discontinued study drug due to treatment - related TEAE 3 (4.1) 2 (2.7)

MOVE - FA Topline Results 14 MOVE - FA Results Support Discussions With Regulatory Authorities Evidence of meaningful clinical benefit on key aspects of FA disease High unmet need for pediatric FA patients Discuss potential path to registration with regulatory authorities